UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 1, 2002

PROVIDENTIAL HOLDINGS, INC.

(Exact Name of Registrant as specified in its charter)

Nevada	2-78335-NY	13-3121128
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Item 2. Acquisition or Disposition of Assets

On April 30, 2002, Providential Holdings signed an agreement to acquire 51% of the common stock of SlimTech, Inc., a Nevada corporation in exchange for 3,000,000 shares of Providential’s restricted common stock. SlimTech is a provider of LCD flat-screen monitors and other consumer electronics. The agreement calls for the formal closing to occur on or before May 15, 2002, but no later than June 30, 2002.

The board of directors of Providential determined the fair value of SlimTech based upon existing profit potential and upon the probably expansion of SlimTech’s business that Providential would be able to create in the near term. No officer or director of Providential has any material relationship to any of the officers or directors of SlimTech.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)         Financial Statements of Businesses Acquired.

These financial statements are attached.

(b)       Pro Forma Financial Information.

These pro forma financial statements are attached.

(c)     Exhibits

None.

SIGNATURES

pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDENTIAL HOLDINGS, INC.

/s/ Henry D. Fahman

Henry D. Fahman

President

Date: August 12, 2002

PROVIDENTIAL HOLDINGS, INC. PRO FORMA STATEMENT OF OPERATIONS FOR THE PERIOD ENDED JUNE 14, 2002 (UNAUDITED)

             The following unaudited Pro Forma Statements have been derived from the unaudited financial statements of Providential Holdings, Inc.

(A)for the nine month period ended March 31, 2002 and the audited financial statements of Slim Tech, Inc.

(B)for the period from April 30, 2002 (inception)  to June 14, 2002.

           The unaudited Pro Forma Statements of Operations and financial conditions reflect the acquisition by A (a reporting company) of B (a previously non-public company) by issuance of 3,000,000  shares of common stock valued at $.10 per share for 10,200,000 shares of Slim Tech, Inc. at $.0035 par value using purchase method of accounting and assume that such acquisition was consummated as of July 1, 2000. The unaudited Pro Forma Statements of Operations and financial conditions should be read in conjunction with the Financial Statements of A, the Financial Statements of B and the Notes to the financial statements. The Pro Forma Statement of Operations does not purport to represent what the

Company's results of operations would actually have been if the acquisition of A had occurred on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable.

	Providential	Slim Tech		Pro Forma	Pro Forma
	(Historical)	(Historical)		Adjustment	Combined
Sales	$-	$-		$-	$-
Cost of Sales	-	-		-	-
Gross profit	-	-		-	-
Operating expenses	614,255	29,450		-	643,705
Loss from operations	(614,255)	(29,450)		-	(643,705)
Other income (expenses)	(217,362)	-		-	(217,362)
	(831,617)	(29,450)		-	(861,067)
Provision for taxes	800	800		-	1,600
NET INCOME (LOSS)	$(832,417)	$(30,250)		$-	$(859,467)
EARNINGS PER SHARE
Weighted -average number of shares outstanding	27,623,000	7,800,000		(4,800,000)	30,623,000
Loss per share	$(0.0301)	$(0.0039)	$		$(0.0281)
NOTES:
(1) Earnings per share data shown above are applicable for both primary and fully diluted.
(2) Weighted-average number of shares outstanding for the combined entity includes all shares issued as of March 31, 2001 as if outstanding as of the beginning of the period.
(3) Addition to total shares outstanding includes 3,000,000 shares issued to Slim Tech on acquisition.
PROVIDENTIAL HOLDINGS, INC. PRO FORMA STATEMENT OF FINANCIAL CONDITIONS AS OF JUNE 14, 2002 (UNAUDITED)
	Providential	Slim Tech		Pro Forma	Pro Forma
	(Historical)	(Historical)		Adjustment	Combined
ASSETS
Current Assets	$-	$-		$-	$-
Property & equipment, net	59,753	-		-	59,753
Other assets	120,000	-	(1)	300,000	120,000
			(2)	300,000
			(3)	(600,000)
Goodwill			(4)	128,560	128,560
TOTAL ASSETS	$179,753	$-		$128,560	$308,313
LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities	$6,553,848	$3,300		$-	$6,557,148
Long term liabilities	20,838	-		-	20,838
Total liabilities	6,574,686	3,300		-	6,577,986
Minority interest			(4)	128,560	128,560
Stockholders' equity;
Preferred stock	450,000	-		-	450,000
Common stock	1,593,315	27,300	(1)	35,700	1,713,315
			(2)	120,000
			(3)	(63,000)
Treasury stock	(472,000)	-	(3)	(300,000)	(772,000)
Additional paid-in capital	3,472,851	-	(1)	264,300	3,649,551
			(2)	180,000
			(3)	(267,600)
Stock subscription receivable	-	(350)	(3)	350	-
Accumulated other comprehensive	(517,009)	-			(517,009)
Retained earnings (deficit)	(10,922,090)	(30,250)	(3)	30,250	(10,922,090)
Total stockholders' equity	(6,394,933)	(3,300)		-	(6,398,233)
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$179,753	$-		$128,560	$308,313
NOTES;
(1) Issuance of 10,200,000 shares of Slim Tech at $.0035 par value by acquiring 3,000,000 shares of Providential Holdings, Inc. at $.10 per share , market value of such shares.
(2) Issuance of 3,000,000 shares of Providential Holdings, Inc., $.04 par vale and $.10 at market value 10,200,000 shares of Slim Tech
(3) Elimination of Investment account for both Companies and elimination of share capital and retained earnings of Slim Tech, Inc. on acquisition.
(4) Represent 43.33% for minority shareholders in new assets of Slim Tech after acquisition
Total assets (shares in Providential Holdings, Inc.
at market value)		300,000
Less: Total liabilities		(3,300)
Net Worth		296,700

Minority Shares	43.33%	128,560

SLIM TECH, INC.

(A development stage company)

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM APRIL 30, 2002 (INCEPTION) TO JUNE 14, 2002

CASH FLOWS FROM OPERATING ACTIVITIES :
Net Loss	$ (30,250)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Issuance of common stock to founders for services	26,950
Increase in current liabilities:
Accrued expense	3,300
Net cash provided by (used in) operating activities	-
NET INCREASE/(DECREASE) IN CASH & CASH EQUIVALENTS	-
CASH & CASH EQUIVALENTS, BEGINNING BALANCE	-
CASH & CASH EQUIVALENTS, ENDING BALANCE	-

SLIM TECH, INC.

(A development stage company)

NOTES TO FINANCIAL STATEMENTS

1.    DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Slim Tech, Inc. (“the Company”), is a development stage enterprise incorporated in the State of Nevada on April 30, 2002. The Company has had no significant operations since its inception. The Company’s only activities have been organizational, directed at raising its initial capital and developing its business plan. The Company’s objective is to act as a distributor of consumer electronics and liquid crystal display (LCD) products.

The accounting policies of the Company are in accordance with generally accepted accounting principles and conform to the standards applicable to development stage companies. The Company’s fiscal year ends on December 31, 2002.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 101. Revenue will be recognized when services are rendered. Generally, the Company will extend credit to its customers/clients and would not require collateral. The Company will perform ongoing credit evaluations of its customers/clients. The company did not earn any revenue through June 14, 2002.

Income taxes

Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Issuance of shares for service

The Company accounts for the issuance of equity instruments to acquire goods and services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.

Basic and diluted net loss per share

Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), “Earnings per share”. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Start-Up Costs

Start-up costs include legal and professional fees. In accordance with Statement of Position 98-5, “Costs of Start-Up Activities,” these costs have been expensed as incurred.

Development Stage Enterprise

The Company is a development stage enterprise, as defined in Financial Accounting Standards Board No. 7. The Company‘s planned principal operations have not commenced, and accordingly, no revenue has been derived during this period.

Accounting developments

On July 20, 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." These statements make significant changes to the accounting for business combinations, goodwill, and intangible assets.

SFAS No. 141 establishes new standards for accounting and reporting requirements for business combinations and will require that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. Use of the pooling-of-interests method will be prohibited. This statement is effective for business combinations completed after June 30, 2001.

SFAS No. 142 establishes new standards for goodwill acquired in a business combination and eliminates amortization of goodwill and instead sets forth methods to periodically evaluate goodwill for impairment. Intangible assets with a determinable useful life will continue to be amortized over that period. This statement is effective January 1, 2002.

In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations". SFAS 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement is effective for financial statements issued for fiscal years beginning after June 15, 2002.

SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," was issued in August 2001. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001, and addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement supersedes SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," for the disposal of a segment of a business.

Adoption of above standards did not have a material impact on the Company’s financial statements.

3.    GOING CONCERN

As of June 14, 2002, the Company has a limited operating history under its current structure, which raises substantial doubt about the Company’s ability to continue as a going concern. The Company’s has not earned any revenue since its inception and has incurred a net loss of $30,250 through June 14, 2002. Losses are expected to continue for the immediate future. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. Management devoted considerable effort from inception through the period ended June 14, 2002, towards obtaining additional equity. In this regard, the Company exchanged 10,200,000 shares of its common stock in return for 3,000,000 common stock of Providential Holdings, Inc. (Note 7).

4.    INCOME TAXES

No provision was made for Federal income tax. The provision for income taxes consists of the state minimum tax imposed on corporations. Through June 14, 2002, the Company incurred net operating losses for income tax purposes of approximately $30,000. Differences between financial statement and tax losses were immaterial at June 14, 2002. The net operating loss carryforwards may be used to reduce taxable income through the year 2017. Net operating loss for carryforwards for the State of California are generally available to reduce taxable income through the year 2007. The net deferred tax asset balance, due to net operating loss carryforward, as of June 14, 2002 was approximately $12,000. A 100% valuation allowance has been established against the deferred tax asset, as the utilization of the loss carrytforward cannot reasonably be assured.

5.    SHAREHOLDERS’ DEFICIT

The Company issued 7,700,000 shares of its common stock to its founder for management services rendered in connection with the organization of the Company and procurement of business for the Company.

The Company also issued 100,000 shares of its common stock at $.0035 per share to its founder for subscription receivable of $350. The subscription amount was received on June 30, 2002.

6.    SUPPLEMENTAL DISCLOSURE OF CASH FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

The Company has not paid any amount for tax or interest since its inception.

7.     ACQUISITION AGREEMENT

Pursuant to a Stock Acquisition purchase agreement (the "Acquisition Agreement"), the Company exchanged 10,200,000 shares of newly issued common stock, which constituted 56.67% of the issued and outstanding shares of the Company, for 3,000,000 shares of the common stock of Providential Holdings, Inc. By virtue of the agreement, the Company became a majority owned subsidiary of Providential Holdings, Inc. The Acquisition was approved by the unanimous written consent of the Board of Directors on June 14, 2002.

INDEPENDENT AUDITORS’ REPORT

To the Stockholders and Board of Directors

Slim Tech, Inc.

We have audited the accompanying balance sheet of Slim Tech, Inc. (a development stage company)

as of June 14, 2002 and the related statements of operations, stockholders’ equity and cash flows for the period then ended and for the period from April 30, 2002 (inception), to June 14, 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Slim Tech, Inc. as of June 14, 2002 and the results of its operations and its cash flows for the period then ended and from April 30, 2002 (inception), to June 14, 2002, in conformity with accounting principles generally accepted in the United States of America.

The Company’s financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company’s has not earned any revenue since its inception and has incurred a net loss of $30,250 through June 14, 2002. These factors as discussed in Note 3 to the financial statements, raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

KABANI & COMPANY, INC.

CERTIFIED PUBLIC ACCOUNTANTS

Fountain Valley, California

July 30, 2002